                                                                   Exhibit 10.47


                 SUBORDINATED CONVERTIBLE PROMISSORY NOTE


$245,000                                                          March 1, 2001


         FOR VALUE RECEIVED, Financial Performance Corporation ( the "Company") promises to pay, on February 12, 2006 (the "Maturity Date"), to Jeffrey S. Silverman ("Silverman"), at his offices located at 777 Third Avenue, New York, New York, or at such other place as may be designated by Silverman, the principal sum of $245,000, with interest accrued thereon from the date hereof on the unpaid principal balance at the applicable Federal rate per annum (as defined in Section 7872 of the Internal Revenue Code of 1954, as amended) in effect for the subject period (such rate deemed to be equal to the Section 7872(a)(2) blended annual rate determined pursuant to Revenue Procedure 86-17). Interest shall accrue and be paid on the Maturity Date. The Company acknowledges that this Note evidences loans previously made by Silverman to the Company.

         The Company's obligations pursuant to this Note are and shall be subordinate to present and future indebtedness or obligations of the Company and its affiliates for borrowed money. Silverman shall have the right, at Silverman's option and upon written notice to the Company, to convert the principal and accrued, but unpaid, interest due pursuant to this Note into shares of common stock of the Company at $2.50 per share, subject to adjustment for stock splits, stock dividends, or similar capital transactions. For so long as there is an outstanding principal balance on this Note, the Company shall reserve such number of shares of common stock of the Company as may be issuable from time to time upon exercise of the conversion rights provided in this Note.

         The Company shall have the right to prepay, in part or in full, without penalty, this Note at any time or times. The Company hereby waives any presentment, demand, protest or notice of any kind now or hereafter required by law in connection with this Note, and the right to interpose any defense, right of setoff, counterclaim or crossclaim. This Note may not be assigned, sold, pledged, hypothecated or transferred in any manner whatsoever without the written consent of Silverman. Further, this Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


                                              Financial Performance Corporation



                                              By:  /s/ Edward T. Stolarski
                                                  ------------------------
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                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE


$245,000                                                          March 1, 2001


         FOR VALUE RECEIVED, Financial Performance Corporation ( the "Company") promises to pay, on February 12, 2006 (the "Maturity Date"), to Ronald Nash ("Nash"), at his offices located at 777 Third Avenue, New York, New York, or at such other place as may be designated by Nash, the principal sum of $245,000, with interest accrued thereon from the date hereof on the unpaid principal balance at the applicable Federal rate per annum (as defined in Section 7872 of the Internal Revenue Code of 1954, as amended) in effect for the subject period (such rate deemed to be equal to the Section 7872(a)(2) blended annual rate determined pursuant to Revenue Procedure 86-17). Interest shall accrue and be paid on the Maturity Date. The Company acknowledges that this Note evidences loans previously made by Nash to the Company.

         The Company's obligations pursuant to this Note are and shall be subordinate to present and future indebtedness or obligations of the Company and its affiliates for borrowed money. Nash shall have the right, at Nash's option and upon written notice to the Company, to convert the principal and accrued, but unpaid, interest due pursuant to this Note into shares of common stock of the Company at $2.50 per share, subject to adjustment for stock splits, stock dividends, or similar capital transactions. For so long as there is an outstanding principal balance on this Note, the Company shall reserve such number of shares of common stock of the Company as may be issuable from time to time upon exercise of the conversion rights provided in this Note.

         The Company shall have the right to prepay, in part or in full, without penalty, this Note at any time or times. The Company hereby waives any presentment, demand, protest or notice of any kind now or hereafter required by law in connection with this Note, and the right to interpose any defense, right of setoff, counterclaim or crossclaim. This Note may not be assigned, sold, pledged, hypothecated or transferred in any manner whatsoever without the written consent of Nash. Further, this Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.


                                              Financial Performance Corporation



                                              By:  /s/ Edward T. Stolarski
                                                  ------------------------